SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 22, 2020
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 BEALE STREET P.O. BOX 770000 SAN FRANCISCO, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant’s telephone number, including area code)	77 BEALE STREET P.O. BOX 770000 SAN FRANCISCO, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	NYSE
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on January 29, 2019 (the “Petition Date”), PG&E Corporation and its subsidiary, Pacific Gas and Electric Company (the “Utility,” and together with PG&E Corporation, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”).  The Debtors’ Chapter 11 cases are being jointly administered under the caption In re: PG&E Corporation and Pacific Gas and Electric Company, Case No. 19-30088 (DM) (the “Chapter 11 Cases”).  On December 12, 2019, the Debtors filed a Joint Chapter 11 Plan of Reorganization dated December 12, 2019 (the “Proposed Plan”).

On January 22, 2020, the Debtors entered into a Restructuring Support Agreement (the “RSA”) with those holders of senior unsecured debt of the Utility that are identified as “Consenting Noteholders” below and certain funds and accounts managed or advised by Abrams Capital Management, L.P. and certain funds and accounts managed or advised by Knighthead Capital Management, LLC (together, the “Shareholder Proponents”).  The RSA provides that the Proposed Plan will be amended to provide for, among other things, (i) the refinancing of the Utility’s senior unsecured debt in satisfaction of all claims arising out of the Utility Short-Term Senior Notes, the Utility Long-Term Senior Notes and the Utility Funded Debt, each as defined below and (ii) the reinstatement of the Utility Reinstated Senior Notes, as defined below (together with the Utility Short-Term Senior Notes and Utility Long-Term Senior Notes, the “Utility Senior Note Claims”), in each case upon the terms and conditions set forth in the RSA.  Under the RSA, the Debtors have also agreed to reimburse the holders of Utility Long-Term Senior Notes for debt placement fees and the members of the Ad Hoc Noteholder Committee for professional fees of up to $99 million upon the terms and conditions set forth in the RSA.  The following “Consenting Noteholders” that are holders of the Utility Senior Note Claims or signatories on behalf of funds and accounts managed or advised by them that are holders of the Utility Senior Note Claims are party to the RSA as of the date hereof:  Apollo Global Management LLC, Elliott Management Corporation, Oaktree Capital Management L.P., Farallon Capital Management LLC, Capital Group, Värde Partners Inc., Davidson Kempner Capital Management LP, Canyon Capital Advisors LLC, Third Point LLC, Pacific Investment Management Company LLC, Citadel Advisors LLC and Sculptor Capital Investments, LLC.  Any holder of Utility Senior Note Claims or Utility Funded Debt can become a party to the RSA by executing the joinder attached to the RSA.

The RSA provides for the following treatment of Utility Senior Note Claims and Utility Funded Debt to be incorporated into a revised version of the Proposed Plan:

●
Utility Short-Term Senior Notes:  Currently outstanding Utility notes maturing through 2022 in an aggregate principal amount of $1.75 billion (the “Utility Short-Term Senior Notes”) will receive new Utility secured notes in the following aggregate principal amounts:  $875 million of new Utility 3.45% secured notes due 2025 and $875 million of new Utility 3.75% secured notes due 2028 (together, the “New Utility Short-Term Notes”).  The New Utility Short-Term Notes will otherwise have substantially similar terms and conditions as the Utility’s 6.05% Senior Notes due March 1, 2034.  Additionally, holders of claims arising out of the Utility Short-Term Senior Notes will receive cash in an amount equal to the sum of (1) the amount of pre-petition interest outstanding on the Utility Short-Term Senior Notes calculated using the applicable non-default contract rate and (2) interest calculated using the federal judgment rate on the sum of (A) the applicable principal amount of the Utility Short-Term Senior Notes and (B) the amount in clause (1) for the period commencing on the day after the Petition Date and ending on the effective date of the Proposed Plan (such date, the “Effective Date”).

●
Utility Long-Term Senior Notes:  All long-term Utility notes bearing an interest rate greater than 5%, of which there is an aggregate principal amount outstanding of $6.2 billion (the “Utility Long-Term Senior Notes”), will receive new Utility secured notes in the following aggregate principal amounts:  $3.1 billion of new Utility 4.55% secured notes due 2030 and $3.1 billion of new Utility 4.95% secured notes due 2050 (together, the “New Utility Long-Term Notes”).  The New Utility Long-Term Notes will otherwise have substantially similar terms and conditions as the Utility’s 3.95% Senior Notes due December 1, 2047.  Additionally, holders of claims arising out of the Utility Long-Term Senior Notes will receive cash in an amount equal to the sum of (1) the amount of pre-petition interest outstanding on the Utility Long-Term Senior Notes calculated using the applicable non-default contract rate and (2) interest calculated using the federal judgment rate on the sum of (A) the applicable principal amount of the Utility Long-Term Senior Notes and (B) the amount in clause (1) for the period commencing on the Petition Date and ending on the Effective Date.

●
Utility Reinstated Senior Notes:  The remaining outstanding $9.575 billion aggregate principal amount of Utility notes (the “Utility Reinstated Senior Notes”) will be reinstated on their contractual terms, including being secured equally and ratably with the New Utility Short-Term Notes and the New Utility Long-Term Notes.

●
Utility Funded Debt:  Holders of the Utility’s pre-petition credit facilities and Pollution Control bonds (collectively, the “Utility Funded Debt”) will receive new Utility secured notes in the following aggregate principal amounts:  $1.999 billion in new Utility 3.15% senior secured notes due 2025, and $1.999 billion in new Utility 4.5% senior secured notes due 2040 (the “New Utility Funded Debt Exchange Notes”).  The New Utility Funded Debt Exchange Notes will otherwise have substantially similar terms and conditions as the Utility’s 6.05% Senior Notes due March 1, 2034.  Additionally, holders of claims arising out of the Utility Funded Debt will receive cash in an amount equal to the sum of (1) the amount of pre-Petition Date interest outstanding on the Utility Funded Debt calculated using the applicable non-default contract rate, (2) fees and charges and other obligations owed as of the Petition Date in respect of the Utility Funded Debt, (3) reasonable attorneys fees and expenses of counsel, subject a maximum of $6 million and (4) interest calculated using the federal judgment rate on the sum of (A) the applicable principal amount of the Utility Funded Debt and (B) the amount in clauses (1) and (2) for the period commencing on the Petition Date and ending on the Effective Date.

Under the RSA, the Debtors must, among other things, (i) file a motion seeking approval of the RSA not later than three business days after the date of execution of the RSA and use commercially reasonable efforts to obtain Bankruptcy Court approval of the RSA (the “RSA Approval Order”) and (ii) use commercially reasonable efforts to file with the Bankruptcy Court an amended version of the Proposed Plan incorporating the provisions of the RSA (the “Amended Plan”) no later than February 1, 2020.

The RSA further provides that the Debtors must use their best efforts to cause various parties to the Debtors’ equity backstop commitment letters to transfer up to $2.0 billion of equity backstop commitments to certain of the Consenting Noteholders.

Under the RSA, each Consenting Noteholder must, among other things, (i) upon entry of the RSA Approval Order, withdraw any participation in and support for the competing Chapter 11 plan of reorganization filed by the Ad Hoc Committee of Senior Unsecured Noteholders on October 17, 2019 (the “Ad Hoc Noteholder Plan”), including by taking certain actions to defer further action on the make-whole and post-petition interest issues, (ii) immediately direct counsel for the Ad Hoc Noteholder Committee to suspend its motion to reconsider the Bankruptcy Court order approving the Debtors’ restructuring support agreements with holders of subrogated insurance claims (the “Subro RSA”) and the Official Committee of Tort Claimants and representatives of the individual wildfire victims (the “TCC RSA”) and oppose any and all efforts and procedures to terminate, vacate or modify the TCC RSA or the Subro RSA, (iii) immediately withdraw all discovery issued in connection with the Debtors’ motion to approve their exit financing and file a statement in support of such motion, (iv) immediately seek withdrawal of all filings submitted in any proceeding before the California Public Utility Commission (the “CPUC”) involving the Debtors and cease participation in any proceeding before the CPUC involving the Debtors, and (v) vote to accept the Amended Plan.  Further, each Consenting Noteholder and each of its affiliates and agents shall not, among other things, object to, delay, impede or take any other action to interfere with the approval of the Debtors’ disclosure statement or the solicitation of votes to accept, acceptance, confirmation, or implementation of the Amended Plan.  Each Consenting Noteholder further agreed, subject to certain exceptions, not to transfer any of its claims against the Debtors, unless the transferee either is a Consenting Noteholder, or before such transfer agrees in writing to become a Consenting Noteholder and to be bound by all the terms of the RSA.

The RSA will automatically terminate if the Effective Date of the Amended Plan does not occur on or prior to September 30, 2020 or December 31, 2020 if such later outside date is approved by the Bankruptcy Court.

The RSA may be terminated by a majority of the Consenting Noteholders under certain circumstances, including, among others, if (i) the treatment of the Utility Senior Note Claims or claims arising from Utility Funded Debt in the Amended Plan is, or is modified to be, inconsistent with the RSA, (ii) an order confirming the Amended Plan is not entered on or before June 30, 2020, (iii) PG&E Corporation and the Utility fail to achieve an investment grade rating on the new senior secured notes from at least one credit rating agency on the Effective Date, (iv) the Debtors’ equity backstop commitment letters representing a majority of the equity backstop commitments are terminated or (v) the Debtors or the Shareholder Proponents breach certain provisions of the RSA.  The RSA may be terminated by the Debtors or the Shareholder Proponents under certain circumstances, including, among others, if (i) the Consenting Noteholders do not hold, in the aggregate, more than 66.7% of the aggregate principal amount of Utility Long-Term Senior Notes and 66.7% of the aggregate principal amount of Utility Short-Term Senior Notes by 5:00 p.m. PT on January 28, 2020 or (ii) the Consenting Noteholders breach certain provisions of the RSA.

The Debtors and the Shareholder Proponents have separately agreed with certain of the Consenting Noteholders that, among other things, these Consenting Noteholders and certain of their representatives will not have any communications regarding the Amended Plan, any changes to the Amended Plan, or any alternative plan of reorganization or other strategic transaction related to the Debtors, with certain external stakeholders of the Debtors, including certain claimholders, government officials and certain of their representatives.

The foregoing description of the RSA does not purport to be complete and is qualified in its entirety by reference to the RSA, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

There can be no assurance that the Debtors will successfully consummate or implement the Amended Plan which will ultimately require a determination by the Bankruptcy Court that the Amended Plan satisfies the requirements for confirmation set forth in the Bankruptcy Code. Further, there can be no assurance that the conditions for confirmation of the Amended Plan and to the occurrence of the Effective Date (as defined in the Amended Plan) of the Amended Plan will be satisfied.

Item 7.01 Regulation FD Disclosure.

On January 22, 2020, PG&E Corporation issued a news release announcing the entry into the RSA. A copy of this news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01 and in Exhibit 99.1 is being furnished hereby and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Debtors’ filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filings.

Public Dissemination of Certain Information

PG&E Corporation and the Utility routinely provide links to the Utility’s principal regulatory proceedings with the California Public Utilities Commission and the Federal Energy Regulatory Commission at http://investor.pgecorp.com, under the “Regulatory Filings” tab, so that such filings are available to investors upon filing with the relevant agency. PG&E Corporation and the Utility also routinely post, or provide direct links to, presentations, documents, and other information that may be of interest to investors at http://investor.pgecorp.com, under the “Chapter 11,” “Wildfire Updates” and “News & Events: Events & Presentations” tabs, respectively, in order to publicly disseminate such information. It is possible that any of these filings or information included therein could be deemed to be material information. The information contained on such website is not part of this or any other report that PG&E Corporation or the Utility files with, or furnishes to, the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1
Restructuring Support Agreement dated as of January 22, 2020, by and among PG&E Corporation and Pacific Gas and Electric Company, Apollo Global Management LLC, Elliott Management Corporation, Oaktree Capital Management L.P., Farallon Capital Management LLC, Capital Group, Värde Partners Inc., Davidson Kempner Capital Management LP, Canyon Capital Advisors LLC, Third Point LLC, Pacific Investment Management Company LLC, Citadel Advisors LLC and Sculptor Capital Investments, LLC, certain funds and accounts managed or advised by Abrams Capital Management, LP and certain funds and accounts managed or advised by Knighthead Capital Management, LLC

99.1	News release dated January 22, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that are not historical facts, including statements about the beliefs, expectations, estimates, future plans and strategies of PG&E Corporation and the Utility, including but not limited to their bankruptcy emergence plan. These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties, including the possibility that the conditions to confirmation of or emergence in the Amended Plan will not be satisfied. In addition to the risk that these assumptions prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in PG&E Corporation and the Utility’s joint Annual Report on Form 10-K for the year ended December 31, 2018, their joint Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019, and their subsequent reports filed with the Securities and Exchange Commission. Additional factors include, but are not limited to, those associated with PG&E Corporation’s and the Utility’s Chapter 11 Cases. PG&E Corporation and the Utility undertake no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ JASON P. WELLS
Dated: January 22, 2020		Name:	Jason P. Wells
		Title:	Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ DAVID S. THOMASON
Dated: January 22, 2020		Name:	David S. Thomason
		Title:	Vice President, Chief Financial Officer and Controller